UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) May 22, 2009
Delphi Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14787	38-3430473

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5725 Delphi Drive, Troy, MI	48098

(Address of Principal Executive Offices)	(Zip Code)
(248) 813-2000
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT
SIGNATURE

ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT
That certain accommodation agreement (the “Accommodation Agreement”) pursuant to which the lenders under Delphi Corporation’s (“Delphi” or the “Company”) existing debtor-in-possession financing agreement (the “Amended and Restated DIP Credit Facility”), have agreed, among other things, to allow Delphi to continue using the proceeds of the Amended and Restated DIP Credit Facility and to forbear from the exercise of certain default-related remedies, in each case until June 30, 2009 subject to the continued satisfaction by Delphi of a number of covenants and conditions, provides that if Delphi does not deliver a term sheet setting forth the terms of a global resolution of matters relating to General Motors Corporation’s (“GM”) contributions to the resolution of Delphi’s chapter 11 cases, including without limitation, all material transactions between Delphi and GM relevant to such resolution, which has been agreed to by GM and the United States Treasury (the “Term Sheet”), on or prior to May 21, 2009, Delphi will be required to apply the $47 million currently held as cash collateral to pay down a portion of the first priority revolving credit facility (the “Tranche A Facility”) and the first priority term loan (the “Tranche B Term Loan”) extended under the Amended and Restated DIP Credit Facility (the “Repayment Obligation”) under the Amended and Restated DIP Credit Facility on May 22, 2009. Because Delphi, GM and the United States Treasury have not delivered the Term Sheet as of May 29, 2009, a Repayment Obligation was triggered on May 22, 2009. There currently remains approximately $230 million outstanding under the Tranche A Facility, $311 million outstanding under the Tranche B Term Loan and $2.75 billion outstanding under the second priority term loan (the “Tranche C Term Loan”) under the Amended and Restated DIP Credit Facility. The failure to deliver the Term Sheet on or prior to May 21, 2009 and to satisfy the Repayment Obligation on May 22, 2009 were events of default under the Accommodation Agreement. Failure to cure an event of default resulting from the failure to satisfy the Repayment Obligation prior to expiration of the applicable five-business day grace period (or prior to a notice by the requisite lenders terminating the accommodation period during such grace period), which expires June 1, 2009 will result in a termination of the accommodation period under the Accommodation Agreement on June 2, 2009.
Delphi, GM and the United States Treasury, together with other parties with a continuing economic interest in Delphi’s chapter 11 cases are actively and constructively negotiating a consensual resolution of Delphi’s chapter 11 cases. Delphi is seeking to reach agreement on such a resolution prior to the expiration of the grace period on June 1, 2009 or to be able to obtain an extension and waiver from its lenders under the Accommodation Agreement. Delphi is also discussing additional liquidity support with its stakeholders to allow implementation of a resolution of Delphi’s chapter 11 cases, including an extension of the accommodation period in the Accommodation Agreement. However, notwithstanding the fact that on several occasions since the scheduled maturity of the Amended and Restated DIP Credit Agreement Delphi has been able to negotiate similar extensions thereby maintaining access to liquidity, such discussions are ongoing and we can provide no assurances this will be the case.
FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K, including the exhibits being filed as part of this report, as well as other statements made by Delphi may contain forward-looking statements that reflect, when made, the Company’s current views with respect to current events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the partial temporary accelerated payments agreement and Advance Agreement with GM, its debtor-in-possession financing facility, and to obtain an extension of term or other amendments as necessary to maintain access to such Advance Agreement and facility; the Company’s ability to obtain Court approval with respect to motions in the chapter 11 cases prosecuted by it from time to time; the ability of the Company to achieve all of the conditions to the effectiveness of certain portions of the Amended and Restated Global Settlement Agreement and Amended and Restated Master Restructuring Agreement with GM; the ability of the Company to obtain Court approval to modify the Plan which was confirmed by the Court on January 25, 2008, to confirm such modified plan or any other subsequently filed plan of reorganization and to consummate such plan or other consensual resolution of Delphi’s chapter 11 cases; risks associated with third parties seeking and obtaining Court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a chapter 11 trustee or to convert the cases to chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company’s ability to maintain contracts that are critical to its operations; the potential adverse impact of the chapter 11 cases on the Company’s liquidity or results of operations; the ability of the

Company to fund and execute its business plan as described in the proposed modifications to its Plan as filed with the Court and to do so in a timely manner; the ability of the Company to attract, motivate and/or retain key executives and associates; the ability of the Company to avoid or continue to operate during a strike, or partial work stoppage or slow down by any of its unionized employees or those of its principal customers and the ability of the Company to attract and retain customers. Additional factors that could affect future results are identified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 filed with the United States Securities and Exchange Commission, including the risk factors in Part I. Item 1A. Risk Factors, contained therein and in Part II. Item 1A. Risk Factors in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2009. Delphi disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise. Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company’s various prepetition liabilities, common stock and/or other equity securities. It is possible that Delphi’s common stock may have no value and claims relating to prepetition liabilities may receive no value.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION (Registrant)
Date: May 29, 2009
	By:	/s/ JOHN D. SHEEHAN
John D. Sheehan,
Vice President and Chief Financial Officer